UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 14, 2016

BioCorRx Inc.
(Exact name of registrant as specified in its charter)

000-54208

(Commission File Number)

Nevada	26-0685980
(State or other jurisdiction of Incorporation)	(I.R.S. Employer Identification No.)

601 N. Parkcenter Drive, Suite 103

Santa Ana, California 92705

(Address of principal executive offices)

(714) 462-4880

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.

Convertible Note to BICX Holding Company LLC

On June 14, 2016, BioCorRx Inc. (the "Company") executed and sold to BICX Holding Company LLC (the "Investor") an 8% Senior Secured Convertible Promissory Note (the "Note") in the principal amount of $2,500,000 (the "Financing Transaction"). The Investor is an entity controlled by Alpine Creek Capital Partners. The Note was issued pursuant to the terms and conditions set forth in the Senior Secured Convertible Note Purchase Agreement between the Company and the Investor. In addition, the amounts owed under the Note are secured by a security interest set forth in a Security Agreement between the Company and the Investor (the Security Agreement, Senior Secured Convertible Note Purchase Agreement, and the Note are referred to herein as the "Transaction Documents"). Although the Transaction Documents are dated as of June 10, 2016, the Financing Transaction, including the receipt of the money, closed on June 14, 2016.

The Note matures on June 10, 2019. Under the terms of the Note, the Investor may, at any time, convert the unpaid principal of the Note into shares of the Company's common stock. If the Investor converts the entire unpaid principal, the Investor will receive shares of common stock representing 25% of the Company's total authorized common stock. If the Investor converts a portion of the unpaid principal, the Note will be convertible into the pro rata amount of the Company's total authorized common stock.

The Investor has the right, until December 10, 2016, to purchase another convertible note from the Company in a principal amount of up to $2,500,000 for a total aggregate purchase price of $5,000,000 (the "Maximum Purchase Price"). Based on the percentage of the Maximum Purchase Price the Investor invests, they will receive another convertible note for a pro rata percentage the Company's total authorized common stock (up to another 26% of the Company's total authorized common stock, for a total of 51%, if the Investor invests the Maximum Purchase Price). If the Investor does not exercise the right to pay the Maximum Purchase Price, the Investor will pay the Company a break-up fee equal to 5% of the remaining balance of the Maximum Purchase Price.

The Investor has agreed to restrict its ability to convert the Note and receive shares of common stock such that the number of shares of common stock held by them in the aggregate and their affiliates after such conversion or exercise does not exceed 9.99% of the then issued and outstanding shares of common stock. The Investor can waive this restriction upon giving sixty-one (61) days notice to the Company. The Note also provides for penalties if the Company does not deliver shares of its common stock upon conversion within the required timeframes.

The Note is a long-term debt obligation that is material to the Company. The Note contains certain events of default and, in the event of default, the Investor may, at its option, consider the Note immediately due and payable.

The foregoing description of the Note, Senior Secured Convertible Note Purchase Agreement, and Security Agreement is qualified in its entirety by reference to the provisions of the Note, Senior Secured Convertible Note Purchase Agreement, and Security Agreement which are filed, respectively, as Exhibits 10.1, 10.2, and 10.3 to this Current Report on Form 8-K (this "Report") and which are incorporated herein by reference.

Item 2.03 Creation of Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information provided in Item 1.01 of this Report is incorporated herein by reference.

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Item 3.02 Unregistered Sales of Equity Securities.

The information provided in Item 1.01 of this Report is incorporated herein by reference.

The issuance of the Note was made in reliance on the exemption provided by Section 4(2) of Act for the offer and sale of securities not involving a public offering. The Company's reliance upon Section 4(2) of the Securities Act in issuing the securities was based upon the following factors: (a) the issuance of the Note was an isolated private transaction by us which did not involve a public offering; (b) there was only one recipient; (c) there were no subsequent or contemporaneous public offerings of the Note by the Company; (d) the Note was not broken down into smaller denominations; (e) the negotiations for the issuance of the Note took place directly between the individual and the Company; and (f) the recipient of the Note was an accredited investor.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Resignation of President

On June 17, 2016, Kent Emry, President and member of the Board of Directors of the Company (the "Board") submitted his letter of resignation as President. Mr. Emry remains a member of the Board. Mr. Emry's resignation as President did not arise as a result of any disagreement with the Company.

Appointment of New President, Chief Operating Officer, and Removal of "Interim" from Title of Current Chief Executive Officer

Brady Granier is currently a member of the Board and Interim Chief Executive Officer of the Company. On June 17, 2016, the Board appointed Mr. Granier President and removed the word "Interim" from Mr. Granier's title as Chief Executive Officer. In connection with this appointment, Mr. Granier resigned as Chief Operating Officer of the Company.

Lourdes Felix is currently a member of the Board and the Chief Financial Officer of the Company. On June 17, 2016, the Board appointed Ms. Felix Chief Operating Officer.

Brady Granier, 43, was appointed a member of the Board on March 4, 2013, Chief Operating Officer on June 3, 2013, and Interim Chief Executive Officer on December 2, 2014. In Mr. Granier's role as a senior executive of the Company for the past 3 years he has spearheaded conceptualizing ideas, seizing opportunities, building operations, and leading new business development initiatives and ventures. Mr. Granier, along with the other executives, rebranded the Company and restructured the model to position it for long term growth in the evolving addiction treatment space. During Mr. Granier's tenure in these roles, the Company created a proprietary counseling program specific to the treatment of addiction using non-addictive naltrexone. He also lead the acquisition of another naltrexone implant formulation to create more value for the Company and he has also helped assemble what the Company believes is a reputable team of advisors and consultants worldwide to assist the Company in its future plans. Mr. Granier successfully maintained the Company's viability along with the Company's CFO by securing over $2 million in upfront license fees and royalty financing. In addition, he successfully negotiated the Financing Transaction.

Prior to 2013, Mr. Granier was involved in sales management, media sales and business development. Mr. Granier was employed at Clear Channel Media & Entertainment ("CCME"), the largest media company in the United States, where he had served in several positions from Account Executive to Director of Business Development and Local Sales Manager. Mr. Granier had also served as the Healthcare Category Manager for the Los Angeles division of CCME. During his tenure at CCME and other media companies, Mr. Granier worked on marketing campaigns for local businesses and physicians, as well as for national brands including Neutrogena, New Line Cinema, Paramount Pictures, Samsung, AT&T, Coke, Dr. Pepper, Hansen's, Honda, MGM, and Universal Studios. He also managed endorsements on the radio for Ryan Seacrest. In 2006, Mr. Granier received the Pinnacle Award from CCME for being the top sales executive in the Western region. While serving as Director of Business Development, Mr. Granier grew new business by 49% in his first year in that role.

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Mr. Granier was born and raised in the heart of Cajun Country in Southeast Louisiana where he starting working at the age of eleven to help support his single mother and younger brother. After graduating with honors from high school, Mr. Granier attended college at Nicholls State University in Thibodaux, LA. Mr. Granier earned his Bachelor of Science Degree in Nursing in 1995 and was a member of Sigma Theta Tau Honor Society and Phi Kappa Theta. During his nursing career, Mr. Granier specialized in the critical care areas of ER/ICU/CCU and CICU. He also moonlighted as a home health nurse, critical care air transport nurse, and TV studio set medic. In 1996, Mr. Granier moved to California as a travel nurse and spent most of his remaining years in healthcare as the charge nurse in the emergency room at White Memorial Hospital in downtown Los Angeles. Mr. Granier continues to reside in the Los Angeles area with his family. Mr. Granier has also been a volunteer with Big Brothers of America.

Lourdes Felix, 48, was appointed Chief Financial Officer on October 1, 2012 and a member of the Board on March 4, 2013. Ms. Felix has over 20 years of combined experience in financial, accounting and general management in the private sector, public accounting and with publicly traded companies. Ms. Felix has extensive experience in mergers and acquisitions, due diligence, finance, investor relations and public reporting. Ms. Felix is responsible for overseeing financial functions of the Company including financial planning/analysis, accounting, forecasting, SEC compliance and reporting, tax, treasury and risk management. Ms. Felix played a major role, along with Mr. Granier in closing the Financing Transaction. Accomplished in structuring and negotiating transactions and favorable terms with investment banks. Advises on business plans and directions; evaluate and recommend to board of directors. Provides oversight for company-wide administrative operations.

Prior to joining the Company, Ms. Felix was the controller for a mid-size public accounting firm for over seven years and was responsible for the operations and financial management of regional offices. Ms. Felix's experience includes a wide variety of industries including advertising, marketing, non-profit organizations, medical practices, mortgage banking, manufacturing and SEC reporting companies. Ms. Felix has assisted companies with documented contributions leading to improved financial performance, heightened productivity, and enhanced internal controls. Ms. Felix has acquired expertise in securities laws and knowledge of SOX compliance and has worked with private and public SEC reporting companies.

Ms. Felix is very active in the Hispanic community and speaks fluent Spanish. Ms. Felix holds a Bachelor of Science degree in Business Management and Accounting from University of Phoenix.

Family Relationships

There are no family relationships between Mr. Granier, Ms. Felix, and any other employee or member of the Board.

Related Party Transactions

There are no related party transactions with regard to Mr. Granier and Ms. Felix reportable under Item 404(a) of Regulation S-K.

Material Plans, Contracts, or Arrangements

Mr. Emry

Prior to Mr. Emry's resignation as President, the Company owed Mr. Emry $80,300 in accrued compensation. In connection with Mr. Emry's resignation, the Company and Mr. Emery agreed to cancel the $80,300 in accrued compensation and the Company agreed to issue Mr. Emry 3,000,000 shares of the Company's common stock with the shares to be issued with a restrictive legend.

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The issuance was made in reliance on the exemption provided by Section 4(2) of Act for the offer and sale of securities not involving a public offering.

Mr. Granier

In connection with the changes to Mr. Granier's positions, Mr. Granier and the Company entered into an Executive Service Agreement on June 17, 2016. Mr. Granier's annual salary remains $175,000 and Mr. Granier was granted a stock option to purchase an aggregate of 10,600,000 shares of the Company's common stock in accordance with the terms and conditions of the Company's 2016 Equity Incentive Plan (the "2016 Plan") and the applicable stock option award agreement. In addition, the term of an option granted to Mr. Granier pursuant to the Company's 2014 Stock Option Plan, was extended an additional 5 years such that the 2014 option expires on the tenth anniversary of the date of original grant. Mr. Granier is also eligible to participate in the Company's Executive Management Bonus Plan (the "Bonus Plan").

The foregoing description of Mr. Granier's Executive Service Agreement is qualified in its entirety by reference to the provisions of Mr. Granier's Executive Service Agreement, which is filed as Exhibit 10.4 to this Report and which is incorporated herein by reference.

Ms. Felix

In connection with Ms. Felix becoming Chief Operating Officer, Ms. Felix and the Company entered into an Executive Service Agreement on June 17, 2016. Ms. Felix's annual salary was reduced from $175,000 to $160,000 and Ms. Felix was granted a stock option to purchase an aggregate of 11,200,000 shares of the Company's common stock in accordance with the terms and conditions of the 2016 Plan and the applicable stock option award agreement. In addition, the term of an option granted to Ms. Felix pursuant to the Company's 2014 Stock Option Plan, was extended an additional 5 years such that the 2014 option expires on the tenth anniversary of the date of original grant. Ms. Felix is also eligible to participate in the Bonus Plan.

The foregoing description of Ms. Felix's Executive Service Agreement is qualified in its entirety by reference to the provisions of Ms. Felix's Executive Service Agreement, which is filed as Exhibit 10.5 to this Report and which is incorporated herein by reference.

Tom Welch – Named Executive Officer of the Company

Tom Welch has been the Company's Director of Operations since February 26, 2015. In this position, Mr. Welch was a consultant to the Company and performed services for other companies.

On June 17, 2016, Mr. Welch and the Company entered into an Executive Service Agreement pursuant to which, he was appointed the Company's Vice President of Operations. Mr. Welch is now a full-time employee of the Company. With Mr. Welch's new title and with Mr. Emry's resignation, Mr. Welch is now a named executive officer of the Company, as defined by Item 402(m) of Regulation S-K, because Mr. Welch will now be paid $140,000 which makes him one of the Company's two most highly compensated executive officers other the Company's principal executive officer. Mr. Welch was granted a stock option to purchase an aggregate of 11,200,000 shares of the Company's common stock in accordance with the terms and conditions of the 2016 Plan and the applicable stock option award agreement. In addition, the term of an option granted to Mr. Welch pursuant to the Company's 2014 Stock Option Plan, was extended an additional 5 years such that the 2014 option expires on the tenth anniversary of the date of original grant. Mr. Welch is also eligible to participate in the Bonus Plan.

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The foregoing description of Mr. Welch's Executive Service Agreement is qualified in its entirety by reference to the provisions of Mr. Welch's Executive Service Agreement, which is filed as Exhibit 10.6 to this Report and which is incorporated herein by reference.

In accordance with each stock option award agreement, the options granted to each of Messrs. Granier and Welch and Ms. Felix expire in 10 years and have an exercise price of $0.201 per share. The exercise price is higher than the fair market value of the Company's shares of common stock on the grant date of June 17, 2016. The Company expects to file the form of stock option award agreement granted to each of Messrs. Granier and Welch and Ms. Felix as an exhibit to its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016. The foregoing description of each stock option award agreement is qualified in its entirety by reference to the provisions of the form of stock option award agreement when filed.

Bonus Plan and 2016 Plan

The Board approved the Bonus Plan on June 15, 2016. The Company's three executives (currently Messrs. Granier and Welch and Ms. Felix) are eligible to receive a portion of the Executive Bonus Pool (as defined in the Bonus Plan) which will be set at a minimum of 10% of after tax profit, if any. The CEO has the authority to recommend other people be eligible to participate in the Bonus Plan subject to the Board's sole authority to approve such participation.

The Board approved the Equity Plan on June 15, 2016. A total of 65,625,000 shares of the Company's common stock are available for the grant of awards under the 2016 Plan. All of the Company's employees and consultants, are eligible to receive awards under the 2016 Plan as are the members of the Board.

The Company expects to file the Bonus Plan and the 2016 Plan as exhibits to its Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2016. The foregoing description of the Bonus Plan and the 2016 Plan is qualified in its entirety by reference to the provisions of the Bonus Plan and the 2016 Plan when filed.

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Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

10.1	8% Senior Secured Convertible Promissory Note, dated June 10, 2016, issued by the Company to BICX Holding Company LLC.

10.2	Senior Secured Convertible Note Purchase Agreement by and among the Company and BICX Holding Company LLC, dated June 10, 2016.

10.3	Security Agreement by and among the Company and BICX Holding Company LLC, dated June 10, 2016.

10.4	Executive Service Agreement by and between the Company and Brady Granier, dated June 17, 2016.

10.5	Executive Service Agreement by and between the Company and Lourdes Felix, dated June 17, 2016.

10.6	Executive Service Agreement by and between the Company and Tom Welch, dated June 17, 2016.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOCORRX INC.

Date: June 20, 2016	By:	/s/ Lourdes Felix
Lourdes Felix
Chief Financial Officer and Director

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